                                                                     Exhibit 4.1
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                    [LOGO OF RAVISENT TECHNOLOGIES INC.]

        NUMBER                                                   SHARES
          R
                         RAVISENT Technologies Inc.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    COMMON STOCK                                    SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS

                                                            CUSIP 754440 10 5

    THIS CERTIFIES that




    is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       $.001 PAR VALUE PER SHARE, OF

                         RAVISENT Technologies, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
  This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the certificate of incorporation of the Corporation as amended and restated to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                       CERTIFICATE OF STOCK

  /s/ Jason C. Liu             [CORPORATE SEAL        /s/ Francis E.J. Wilde III
                       OF RAVISENT Technologies Inc.]

         SECRETARY                                             PRESIDENT


                               COUNTERSIGNED AND REGISTERED:
                                                BankBoston, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE

================================================================================

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common  UNIF GIFT MIN ACT - ______ Custodian ______
    TEN ENT - as tenants by the                         (Cust)          (Minor)
              entireties                                under Uniform Gifts to
    JT TEN  - as joint tenants with                     Minors Act
              right of survivorship                     ___________________
              and not as tenants in                            (State)
              common
                                    UNIF TRANS MIN ACT - _____ Custodian ______
                                                        (Cust)          (Minor)
                                                        under Uniform Transfers
                                                        to Minors Act
                                                        ___________________
                                                               (State)


    Additional abbreviations may also be used though not in the above list.

        For value received, __________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------

-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________



                                -----------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


--------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION.  (Banks, Stockbrokers,
Savings and Loan Associations and Credit Unions)
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15








KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.







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        AMERICAN BANK NOTE COMPANY      PRODUCTION COORDINATOR: MARY TARTAGLIA:
          680 BLAIR MILL ROAD                                   215-830-2154
           HORSHAM, PA 19044                 PROOF OF JULY 2, 1999
             (215) 657-3480                      RAVISENT TECH.
                                                  H 62365back
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    SALES: C. SHARKEY: 302-731-7088          OPERATOR:               eg
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 /NET/BANKNOTE/HOME 14/RAVISENT/H62365                      NEW
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